UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 28, 2006

MERCHANTS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9640	16-1280763
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Main Street, Buffalo, New York 14202
(Address of principal executive offices)

(716) 849-3333
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

            On September 28, 2006, Merchants Group, Inc. ("Merchants Group") and its wholly owned insurance subsidiary, Merchants Insurance Company of New Hampshire, Inc. ("MNH") delivered a notice to Merchants Mutual Insurance Company ("Mutual"), relating to the Administrative Services Annex (the "Services Annex") to the Services Agreement, dated as of January 1, 2003, by and among Merchants Group, MNH and Mutual (the "Services Agreement").  The notice confirmed that Merchants Group and MNH agreed that if Mutual gives them a notice at any time prior to January 1, 2007 of the termination of the Services Annex effective as of March 31, 2007, neither Merchants Group nor MNH will challenge the timeliness of the notice.  By its terms, the Services Annex provides that it continues for an indefinite period unless and until it is terminated at the end of any calendar quarter after December 31, 2003 by either party providing the other with written notice not less than 180 days prior to the date of termination.

            Mutual, which owns approximately 12% of the outstanding common stock of Merchants Group, provides Merchants Group and MNH, which have no employees of their own, the facilities, management and personnel required to operate their day-to-day business.  The Services Agreement contains the terms under which Mutual provides underwriting, administrative services, claims, and investment services to Merchants Group and to MNH.  The Services Annex calls for Mutual to provide Merchants Group with administrative, accounting, bookkeeping, actuarial services, procurement of legal services related to insurance operations, internal audit services, and other administrative services.   MNH is also a party to a Reinsurance Pooling Agreement with Mutual that provides for the pooling, or sharing, of insurance business traditionally written by Mutual and MNH.

            A copy of the notice regarding the termination provisions of the Annex is filed herewith as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits

Exhibits

99.1

Notice, dated September 28, 2006, from Merchants Group, Inc. and Merchants Insurance Company of New Hampshire, Inc. to Merchants Mutual Insurance Company regarding termination provisions of Administrative Services Annex to Services Agreement dated January 1, 2003.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS GROUP, INC.
(Registrant)

Date: October 4, 2006	By:	/s/ Thomas E. Kahn
Thomas E. Kahn
Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description
99.1

Notice, dated September 28, 2006, from Merchants Group, Inc. and Merchants Insurance Company of New Hampshire, Inc. to Merchants Mutual Insurance Company regarding termination provisions of Administrative Services Annex to Services Agreement dated January 1, 2003.